UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 29, 2020

LITHIA MOTORS, INC

(Exact name of registrant as specified in its charter)

Oregon	001-14733	93-0572810
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 N. Bartlett Street, Medford, Oregon	97501
(Address of principal executive offices)	(Zip Code)

(541) 776-6401

Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock without par value	LAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item. 7.01.	Regulation FD.

On September 29, 2020, Lithia Motors, Inc. (the “Company”) issued a press release announcing preliminary third quarter 2020 results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

These estimated results are based on preliminary information as of the date hereof and are subject to change following completion of the quarter-end review process and other developments arising between now and the time financial results are finalized. In addition, these preliminary unaudited results are not comprehensive financial results for the quarter ending September 30, 2020, should not be viewed as a substitute for complete GAAP financial statements or more comprehensive financial information, and are not indicative of the results for any future period.

The information furnished in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Items.

On September 29, 2020, the Company issued a press release announcing that it has commenced an underwritten public offering of $700 million of shares of its Class A common stock, no par value per share (the “Common Stock Offering”). A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On September 29, 2020, the Company issued a press release announcing that it has commenced a private offering (the “Notes Offering”) of $500 million aggregate principal amount of senior notes due 2031. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the information contained in the exhibits attached hereto, is neither an offer to sell nor a solicitation of an offer to buy any securities.

Information set forth in this Current Report on Form 8-K (including the exhibits attached hereto) contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements can be identified by terms such as “project”, “outlook”, “target”, “may”, “will”, “would”, “should”, “seek”, “expect”, “plan”, “intend”, “forecast”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “likely”, “goal”, “strategy”, “future”, “maintain”, and “continue” or the negative of these terms or other comparable terms. These forward-looking statements are subject to a number of risks and uncertainties. A discussion of factors that may affect future results is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020, as such factors may be updated from time to time in the Company’s periodic filings with the Securities and Exchange Commission. The Company disclaims any obligation to update forward-looking statements, except as may be required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Lithia Motors, Inc. dated September 29, 2020 (relating to preliminary third quarter 2020 results)

99.2	Press Release of Lithia Motors, Inc. dated September 29, 2020 (relating to the Common Stock Offering)

99.3	Press Release of Lithia Motors, Inc. dated September 29, 2020 (relating to the Notes Offering)

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIA MOTORS, INC.

Dated: September 29, 2020	By:	/s/ Tina Miller
Tina Miller
Senior Vice President and Chief Financial Officer